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                                                                      Exhibit 15


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


August 25, 1999



Commissioners:

We are aware that our report dated July 12, 1999 on our review of interim financial information of Phelps Dodge Corporation as of and for the period ended June 30, 1999 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statement dated August 27, 1999.

Yours very truly,


/s/ PricewaterhouseCoopers LLP
------------------------------
    PricewaterhouseCoopers LLP
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             PHELPS DODGE CORPORATION AND CONSOLIDATED SUBSIDIARIES

                                   Exhibit 21

LIST OF SUBSIDIARIES AND INVESTMENTS
------------------------------------------------------------------------------
Registrant:

Phelps Dodge Corporation (New York). The Registrant has no parent.



                                                                       Registrant's
                                                                        percent of
                                                                       voting power
                                                                      --------------
CONSOLIDATED SUBSIDIARIES:

 Alambres y Cables de Panama, S.A. (Panama).....................            78.1
 Alambres y Cables Venezolanos, C.A. (Venezuela)................            90.0
 Alcoa Fios E Cabos Electricos, S.A. (Brazil)...................            60.0
 Burro Chief Copper Company (Delaware)..........................           100.0
 Cables Electricos Ecuatorianos, C.A. (Ecuador).................            67.1
 Cobre Cerrillos Sociedad Anonima (Chile).......................            90.0
 Cocesa Ingenieria y Construccion, S.A. (Chile).................            63.0
 Columbian Carbon Deutschland GmbH (Germany)....................           100.0
 Columbian Carbon Europa S.r.l. (Italy).........................           100.0
 Columbian Carbon International (France) S.A. (France)..........           100.0
 Columbian Carbon Philippines, Inc. (Philippines)...............            88.2
 Columbian Carbon Spain, S.A. (Spain)...........................           100.0
 Columbian Chemicals Brasil, S.A. (Brazil)......................           100.0
 Columbian Chemicals Canada Ltd. (Ontario)......................           100.0
 Columbian Chemicals Company (Delaware).........................           100.0
 Columbian Chemicals Europa GmbH (Germany)......................           100.0
 Columbian International Chemicals Corporation (Delaware).......           100.0
 Columbian International Trading Company (Delaware).............           100.0
 Columbian Tiszai Carbon Ltd. (Hungary).........................            60.0
 Columbian (U.K.) Limited (United Kingdom)......................           100.0
 Compania Contractual Minera Candelaria (Chile).................            80.0
 Compania Contractual Minera Ojos del Salado (Chile)............           100.0
 CONDUCEN, S.A. (Costa Rica)....................................            75.4
 Conductores Electricos de Centro America, Sociedad Anonima
   (El Salvador)................................................            57.6
 Dodge & James Insurance Company, Ltd. (Bermuda)................           100.0
 Electroconductores de Honduras, S.A. de C.V. (Honduras)........           59.39
 Phelps Dodge Magnet Wire (Austria) GmbH (Austria)..............           100.0
 Industria de Conductores Electricos, C.A. (Venezuela)..........            87.1
 Kalahari Investments Ltd. (Cayman Islands).....................           100.0
 Metals Fabricators of Zambia Limited (Zambia)..................            51.0
 PD Candelaria, Inc. (Delaware).................................           100.0
 PD Cobre, Inc. (Delaware)......................................           100.0
 Phelps Dodge Australasia, Inc. (Delaware)......................           100.0
 Phelps Dodge Chino, Inc. (Delaware)............................           100.0
 Phelps Dodge High Performance Conductors of
   NJ, Inc. (New Jersey)........................................           100.0
 Phelps Dodge High Performance Conductors of SC and
   GA, Inc. (New York)..........................................           100.0
